UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

Tagalder Global Investment, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50141	98-0436982
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

c/o First Asia Finance Group Limited
Room 3505-06, 35th Floor
Edinburgh Tower, The Landmark
15 Queen’s Road Central, Hong Kong
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 852-2736-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On or about August 21, 2007, our accountant notified us to disclose that the previously issued financial statements, which were filed on August 20, 2007, should not be relied upon.

The financial statements should not be relied upon, as they do not comply with the requirements of the Statements on Auditing Standards (“SAS”) No. 71. SAS No. 71 requires that all interim financial information should be reviewed by an independent accountant before they are filed with the SEC.

On August 22, 2007, the Board of Directors of the Company discussed the matter with our accountant and requested an immediate review of the financial statements for the period ended June 30, 2007. The review is now underway, and the amendment to the Form 10-QSB will be filed as soon as possible.

On August 27, 2007, the Company submitted the report on Form 8-K to its independent accountant, requesting a response to the statements contained herein.  The accountant’s response is herewith filed as an exhibit to this amendment on Form 8-K/A.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

16.1

Letter dated September 7, 2007, from the Company’s independent accountant, agreeing with the Company’s statements regarding non-reliance on the previously filed report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAGALDER GLOBAL INVESTMENT, INC.

By: /s/ Hugh McClung

Chief Executive Officer

Date: September 10, 2007

Exhibit 16

SEP-07-2007 FRI 10:14 AM CHILD VAN WAGONER & BRAD FAX NO. 8012814701 P. 01/01

Child, Van Wagoner & Bradshaw, PLLC

Douglas W. Child, CPA
Marty D. Van Wagoner, CPA
J. Russ Bradshaw, CPA
William R. Denney, CPA
Roger B. Kennard, CPA
Scott L. Farnes
Russell E. Anderson, CPA

September 7, 2007

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Ladies and Gentlemen:

We have read statements that Tagalder Global Investment, Inc. has included under "Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review" of the Form 8-K report filed on or about August 27, 2007 regarding non-reliance on its financial statements for the period ended June 30, 2007. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made in the filing.

Very truly yours,

Child, Van Wagoner & Bradshaw, PLLC

Child, Van Wagoner & Bradshaw, PLLC

1284 W. Flint Meadow Dr. #D
Kaysville, UT 84037-[illegible]
Telephone 801.927.1337
Facsimile 801.927.1344

5296 S. Commerce Dr. #300
[illegible]
S.L.C. UT 84107-[illegible]
Telephone 801.281.4700
Facsimile 801.281.4701

Suite B, 4F
North Point Commercial Bldg.
378 King's Road
North Point, Hong Kong

[illegible]